================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT

                                ---------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: September 29, 1997

                                ---------------

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                ---------------

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             1-11150                                      98-0122944
           (Commission                                  (IRS Employer
           file number)                             Identification Number)

                                ---------------

                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
               (Address of principal executive offices)(Zip code)


                                 (714) 668-5858
              (Registrant's telephone number, including area code)


                            UROHEALTH SYSTEMS, INC.
         (Former name or former address, if changed since last report)

================================================================================

Item 2. Acquisition or Disposition of Assets.

        On September 29, 1997, Imagyn Medical Technologies, Inc. (formerly Urohealth Systems, Inc.) (the "Company") completed the acquisition of Imagyn Medical, Inc. ("Old Imagyn"). Pursuant to the Agreement and Plan of Merger, dated April 19, 1997, as amended by Amendment No. 1, dated July 17, 1997 (the "Merger Agreement"), a wholly-owned subsidiary of the Company merged with and into Old Imagyn, and each outstanding share of Common Stock of Old Imagyn was converted into 1.4 shares of Common Stock of the Company.

Item 5. Other Events.

        On September 29, 1997, the stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to change the name of the Company from "Urohealth Systems, Inc." to "Imagyn Medical Technologies, Inc." The Company filed appropriate documents with the Delaware Secretary of State and the name change was effective September 29, 1997. Effective October 1, 1997, the Company's trading symbol on The Nasdaq National Market was changed from "UROH" to "IMTI."

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

        (1) The financial statements of Old Imagyn required to be filed with this report are incorporated by reference from pages F-62 to F-84 of the Registration Statement on Form S-4 of the Company (No. 333-34043) (the "S-4 Registration Statement").

        (b) Pro Forma Financial Information.

        (1) The pro forma financial information required to be filed with this report is incorporated by reference from pages F-85 to F-91 of the S-4 Registration Statement.

        (c) Exhibits.

            Agreement and Plan of Merger, dated April 19, 1997, as amended by Amendment No. 1, dated July 17, 1997. Incorporated by reference from pages A-1 to A-24 of the S-4 Registration Statement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UROHEALTH SYSTEMS, INC.
                                        (Registrant)


                                        By:  /s/ CHARLES A. LAVERTY
                                             ---------------------------------
                                                 Charles A. Laverty
                                                 Chief Executive Officer

Date:  October 6, 1997


                                       3